Exhibit 99.1

Release: March 7, 2023

CP announces ratification of new collective agreement with BLET in U.S. Midwest

Calgary – Canadian Pacific (NYSE:CP) (TSX:CP) (“CP”) announced today the ratification of a new collective agreement with the Brotherhood of Locomotive Engineers and Trainmen representing hundreds of CP and Kansas City Southern (“KCS”) locomotive engineers and trainmen in U.S. Midwest locations, which will take effect upon the consummation of the proposed CP-KCS combination, which remains subject to receipt of regulatory approval by the U.S. Surface Transportation Board (“STB”).

The new collective agreement includes CP employees on the Dakota, Minnesota & Eastern (“DM&E”) South territory in Iowa, Illinois, Missouri and Minnesota, as well as KCS employees in Kansas and Missouri. This agreement, ratified by BLET members this month, provides higher pay and scheduled time off compared to national agreements on a majority of the other Class 1 railways.

The BLET agreement and an earlier collective agreement with SMART-TD representing KCS conductors in Kansas and Missouri, ratified last year, (which will also take effect following the STB approval of the CP-KCS combination), further demonstrates CP’s commitment to reaching new collective agreements that will enable a future CPKC to enhance service across the combined railroad’s vital north-south corridor, increase competition and allow for future growth.

“These hourly agreements create the operational flexibility needed to deliver better service to our customers while improving pay and quality of life for our employees by providing more scheduled time off, something national agreements typically don’t provide” said Keith Creel, CP President and CEO. “These innovative agreements will create predictable schedules for conductors and engineers and empower us to attract and retain the most talented railroaders in the industry as we successfully serve our customers with, pending regulatory approval, a combined CPKC connecting Canada, the U.S. and Mexico.”

CP’s proposed combination with KCS remains subject to regulatory approval by the STB. An STB decision is expected in first quarter of 2023.

Forward looking information

This news release contains certain forward looking statements and forward looking information (collectively, “FLI”) to provide CP shareholders and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “will”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI.

Although we believe that FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by FLI, including, but not limited to, the following: the approval of the CP-KCS transaction by the United States Surface Transportation Board, the realization of anticipated benefits and synergies of the CP-KCS transaction, and the timing thereof; the anticipated labour synergies of the CP-KCS transaction and timing thereof, the success of integration plans; the focus of management time and attention on the CP-KCS transaction and other disruptions arising from the CP-KCS transaction; changes in business strategy and strategic opportunities; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the CP-KCS transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; ability to achieve commitments and aspirations relating to reducing greenhouse gas emissions and other climate-related objectives; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather events, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains.

We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP with Canadian and U.S. securities regulators, including any prospectus, material change report, management information circular or registration statement that have been or will be filed in connection with the transaction. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward Looking Statements” in CP’s annual and interim reports on Form 10-K and 10-Q. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this news release is expressly qualified in its entirety by these cautionary statements.

About Canadian Pacific

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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